COMPASS OFFICES

BUSINESS CENTRE SERVICE AGREEMENT

General

Agreement Number: SA-MY02-00000190
Business Development Mgr: Lucia Ann Michael
Agreement Start Date: 01/08/2020
Agreement Date: 22/06/2020
Initial Notice Date: 30/09/2020

Client Details

Company Name: TOGL TECHNOLOGY SDN BHD
Address: Suite 30-01, Level 30,
Menara Standard Chartered,
Jalan Sultan Ismail,

Kuala Lumpur, 50250
Malaysia

Contact: Edward Boon Chee Ng
Email: srenquiry2020@gmail.com
Phone: +6018-2509479

Invoicing Address

Company Name: TOGL TECHNOLOGY SDN BHD
Address: Suite 30-01, Level 30,
Menara Standard Chartered,
Jalan Sultan Ismail,

Kuala Lumpur, 50250
Malaysia

Contact: Edward Boon Chee Ng
Email: srenquiry2020@gmail.com
Phone: +6018-2509479

Office Location

Centre: MYS - Menara AIA Sentral
Address: Level 3 - 5, Menara AIA Sentral, No.30 Jalan Sultan Ismail,
Kuala Lumpur, Malaysia

Contact: KULMSC003@compassoffices.com
Phone: 60 3 2110 9299

Bank Details

Bank Name: Standard Chartered Bank Malaysia Berhad
Branch: Level 26, Equatorial Plaza, Jalan Sultan Ismail, 50250 Kuala Lumpur
Malaysia
SWIFT Code: SCBLMYKXXXX
Bank Code:
Branch Number:
Account Number: 312193373813
Account Name: Compass COGL Malaysia Services Sdn Bhd.

Monthly Office Fee

Office Number	Occupants	Market price (MYR)	Sale price (MYR)	Commitment period From	Commitment period To
Unit 310	9	10,000.00	5,000.00	01/08/2020	31/10/2020

Monthly Office Fee	MYR	5,000.00
Monthly Service / Charge Items	MYR	0.00
Monthly Total	MYR	5,000.00
Tax	MYR	0.00
Monthly Grand Total	MYR	5,000.00
Deposit	MYR	10,000.00
Total Initial Payment	MYR	15,000.00

COMPASS OFFICES

BUSINESS CENTRE SERVICE AGREEMENT

Additional Provisions

- Inclusive management fees
- Inclusive government rates
- Inclusive weekday cleaning
- Inclusive utility costs - electricity and water bills
- Inclusive mail handling
- Inclusive furniture up to the standard number of desks
- Complimentary usage of Compass Café, hot and cold beverages
- Complimentary access to Compass WiFi network
- Optional Business Continuity Package

All contractual notices should be submitted in writing to the following address: NoticeMY@CompassOffices.com

This Agreement incorporates our Terms of Business as outlined below which parties have read and understood.
Both parties agree to comply with Terms of Business. Parties agree that the Agreement does not come to an end automatically. Please refer to "Bringing Your Agreement To An End" in the Terms of Business.

Name:	NG BOON CHEE	**Name:**	Lucia Ann Michael
Title:	COO	**Title:**	Center Manager
Date (DD/MM/YYYY):	25/6/2020	**Date (DD/MM/YYYY):**	
Authorized Signature / Chop:	[signature] TOGL TECHNOLOGY SDN. BHD. 1248393-W	**Authorized Signature / Chop:**	
Company Name:	TOGL TECHNOLOGY SDN BHD	**Company Name:**	Compass COGL Malaysia Services Sdn. Bhd

COMPASS OFFICES

Terms of Business

USING COMPASS OFFICES

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STANDARD SERVICES INCLUDED IN THE OFFICE FEE

1 The Nature Of The Agreement

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2 Office Services

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3 Connectivity Service Package

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USING THE OFFICES

4 On Moving In

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5 The Nature Of Client's Business

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6 Taking Care Of Compass' Property

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7 Office Furniture And Equipment

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8. Office Modifications

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9. Keys And Security

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10. Comply With The Law

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11. Comply With House Rules

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12. Insurance

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PROVIDING THE SERVICES

13 Access To Client's Offices

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14 At The Start Of the Agreement

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15 Suspension Of Services

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16 Compass' Liability

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SCOPE OF AGREEMENT

17. Duration

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18. Bringing The Agreement To An End

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19. Early Termination

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20. Ending the Agreement Immediately

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21. When the Agreement Ends

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COMPASS OFFICES

FEES AND PAYMENTS

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22 Standard Services

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23 Pay as you use Services

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24 Deposit

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25 Late Payment

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26 Insufficient Funds Fees

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27 Annual Increase

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MISCELLANEOUS

28 Employees and Non-solicitation

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29. Confidentiality

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30 Indemnities

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31. Subordination

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32. Applicable Law

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33 Unenforceability

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34 Joint Liability

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35 Notices

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36 Variation

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37 Privacy

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